UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2012

ABM Industries Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-8929	94-1369354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

551 Fifth Avenue, Suite 300 New York, New York		10176
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 297-0200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On September 5, 2012, ABM Industries Incorporated (the “Company”) issued a press release announcing financial results related to the third quarter of fiscal year 2012. A copy of the press release is attached as Exhibit 99.1, which is incorporated into this item by reference.

Item 8.01.	Other Events.

On September 5, 2012, the Company announced that the Board of Directors of the Company declared a quarterly dividend of $0.145 per share, payable on November 5, 2012 to stockholders of record on October 4, 2012. A copy of the press release announcing the declaration of the dividend is attached as Exhibit 99.1, which is incorporated into this item by reference.

As disclosed in the press release attached as Exhibit 99.1, the Company will hold a live web cast on September 6, 2012 relating to the Company’s financial results for the third quarter of fiscal year 2012. A copy of the slides to be presented at the Company’s web cast and discussed in the conference call relating to such financial results is being furnished as Exhibit 99.2 to this Form 8-K.

On September 5, 2012, the Company announced that its Board of Directors has authorized a $50 million share repurchase program. Under this repurchase program, the Company may purchase its common shares from time to time in open market purchases or privately negotiated transactions and may make all or part of the purchases pursuant to Rule 10b5-1 plans. The timing of repurchases will depend upon several factors, including market and business conditions, and the repurchases may be discontinued at any time.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release issued by ABM Industries Incorporated, dated September 5, 2012, announcing financial results related to the third quarter of fiscal year 2012, the declaration of a dividend payable November 5, 2012 to stockholders of record on October 4, 2012 and a $50 million share repurchase program.

99.2	Slides of ABM Industries Incorporated dated September 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM INDUSTRIES INCORPORATED

Dated: September 6, 2012	By:	/s/ Sarah H. McConnell
Sarah H. McConnell
Senior Vice President and General Counsel

EXHIBIT INDEX

99.1	Press Release issued by ABM Industries Incorporated, dated September 5, 2012 announcing financial results related to the third quarter of fiscal year 2012, the declaration of a dividend payable November 5, 2012 to stockholders of record on October 4, 2012 and a $50 million share repurchase program.

99.2	Slides of ABM Industries Incorporated dated September 6, 2012.